EATON VANCE ASIAN SMALL COMPANIES FUND
EATON VANCE GREATER CHINA GROWTH FUND
Supplement to Prospectus dated January 1, 2011

1. The following replaces "Fees and Expenses of the Fund" under "Fund Summaries - Asian Small Companies Fund":

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 18 of the Fund’s Prospectus and page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B

Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B

Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.30%	1.00%
Other Expenses	0.69%	0.69%
Total Annual Fund Operating Expenses	2.24%	2.94%
Less Expense Reduction(2)	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Expense Reduction	2.04%	2.74%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.
(2)	The investment adviser and sub-adviser have agreed to reimburse the Fund’s expenses to the extent Total Annual Fund Operating Expenses exceed 2.04% for Class A shares and 2.74% for Class B shares. This expense reimbursement will continue through April 28, 2013. Any amendments or a termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expenses, taxes or litigation expenses. Amounts reimbursed may be subject to recoupment during the Fund’s current fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$770	$1,193	$1,656	$2,931	$770	$1,193	$1,656	$2,931
Class B shares	$777	$1,266	$1,696	$3,026	$277	$ 866	$1,496	$3,026

2. The following replaces "Fees and Expenses of the Fund" under "Fund Summaries - Greater China Growth Fund":

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 18 of the Fund’s Prospectus and page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I

Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.30%	1.00%	1.00%	n/a
Other Expenses	0.55%	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	2.10%	2.80%	2.80%	1.80%
Less Expense Reduction(2)	(0.15)%	(0.15)%	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Expense Reduction	1.95%	2.65%	2.65%	1.65%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.
(2)	The investment adviser and sub-adviser have agreed to reimburse the Fund’s expenses to the extent Total Annual Fund Operating Expenses exceed 1.95% for Class A shares, 2.65% for Class B and Class C shares, and 1.65% for Class I shares. This expense reimbursement will continue through April 28, 2013. Any amendments or a termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expenses, taxes or litigation expenses. Amounts reimbursed may be subject to recoupment during the Fund’s current fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$762	$1,162	$1,597	$2,802	$762	$1,162	$1,597	$2,802
Class B shares	$768	$1,234	$1,636	$2,897	$268	$ 834	$1,436	$2,897
Class C shares	$368	$ 834	$1,436	$3,065	$268	$ 834	$1,436	$3,065
Class I shares	$168	$ 531	$ 930	$2,045	$168	$ 531	$ 930	$2,045

3. The following replaces "Investment Adviser" under "Management" under "Fund Summaries -Asian Small Companies Fund" and "Fund Summaries - Greater China Growth Fund": Investment Adviser. Boston Management and Research ("BMR").

Investment Sub-Adviser. Lloyd George Management (Hong Kong) Limited ("Lloyd George").

4. The following replaces "Management" under "Management and Organization":

Management. Each Portfolio’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $195 billion on behalf of mutual funds, institutional clients and individuals.

Under its investment advisory agreement with each Portfolio, BMR receives a monthly investment advisory fee equal to 1.10% annually of the average daily net assets of the Portfolio up to $500 million. The investment advisory fee on net assets of $500 million or more is reduced as follows:

Annual Fee Rate
Average Daily Net Assets for the Month	(for each level)

$500 million but less than $1 billion	1.01%
$1 billion but less than $1.5 billion	0.93%
$1.5 billion but less than $2 billion	0.85%
$2 billion but less than $3 billion	0.76%
$3 billion and over	0.68%

Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of each Portfolio to Lloyd George, a registered investment adviser. Lloyd George is located at One Exchange Square, Suite 3808, Central, Hong Kong. BMR pays Lloyd George a portion of the advisory fee for sub-advisory services provided to each Portfolio. Lloyd George and its affiliates act as investment adviser to various individual and institutional clients and currently manage approximately $6.5 billion in assets. Lloyd George is a wholly-owned subsidiary of Bank of Montreal. Lloyd George and its affiliates are domiciled outside of the United States. Because of this, it would be difficult for a Portfolio to bring a claim or enforce a judgment against them.

Effective April 28, 2011, BMR and Lloyd George have contractually agreed to reimburse Asian Small Companies Fund expenses to the extent they exceed 2.04% for Class A shares and 2.74% for Class B shares. Effective April 28, 2011, BMR and Lloyd George have contractually agreed to reimburse Greater China Growth Fund expenses to the extent they exceed 1.95% for Class A shares, 2.65% for Class B and Class C shares and 1.65% for Class I shares. These reimbursements continue in effect through April 28, 2013. Thereafter, the expense reimbursements may be changed with Trustee approval.

Ng Guan Mean and Christopher Darling act as co-portfolio managers of the Asian Small Companies Portfolio (since March 2008). Mr. Ng is a Portfolio Manager of Lloyd George (since May 2007). Previously, he was a portfolio manager at DBS Asset Management in Singapore (2006-2007) and an assistant investment manager at The Asia Life Assurance Society Limited (2000-2006). Mr. Darling is Director of Asian Research at Lloyd George (since 2006). Previously, he was an equity salesperson at Fox, Pitt Kelton in London (2005-2006).

Pamela Chan is the portfolio manager of the Greater China Growth Portfolio (since April 2002). Ms. Chan has been employed by Lloyd George for more than five years and serves as a Director.

Each Fund’s annual report provides information regarding the basis for the Trustees’ approval of the investment advisory and, if applicable, sub-advisory agreements.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares with respect to which the portfolio manager has management responsibilities.

Prior to April 28, 2011, Lloyd George Investment Management (Bermuda) Limited (“LGM-Bermuda”) provided investment advisory services to each Portfolio. Lloyd George received a monthly advisory fee equal to 0.75% annually of each Portfolio’s average daily net assets up to $500 million. The investment advisory fee on net assets of $500 million or more was reduced as follows:

Annual Fee Rate
Average Daily Net Assets for the Month	(for each level)

$500 million but less than $1 billion	0.700%
$1 billion but less than $1.5 billion	0.650%
$1.5 billion but less than $2 billion	0.600%
$2 billion but less than $3 billion	0.550%
$3 billion and over	0.500%

Effective April 28, 2011, Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. In return, each Fund is authorized to pay Eaton Vance a monthly administrative fee equal to 0.15% annually of average daily net assets.

Prior to April 28, 2011, Eaton Vance managed the business affairs of each Fund and administered the business affairs of each Portfolio. For these services, Eaton Vance received a monthly fee from each Fund and Portfolio equal to 0.25% annually of average daily net assets less than $500 million. Each fee declined at intervals of $500 million and above. For the fiscal year ended August 31, 2010, Eaton Vance earned management fees of 0.25% of each Fund’s average daily net assets and administration fees of 0.25% of each Portfolio’s average daily net assets. Effective March 27, 2006, Lloyd George and Eaton Vance agreed to reduce each Fund’s total annual operating expenses in an amount equal to 0.05% annually. In addition, Lloyd George and Eaton Vance agreed to further reduce Asian Small Companies Fund’s total annual operating expenses by an additional amount equal to 0.15% annually (0.10% from April 27, 2009 to May 14, 2010) through December 31, 2011. Effective May 14, 2010, Lloyd George and Eaton Vance agreed to further reduce Greater China Growth Fund’s total annual operating expenses by an additional 0.10% annually through December 31, 2011. The fee reductions were shared equally by Eaton Vance and Lloyd George.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs for its sub-transfer agency services. This fee is paid to Eaton Vance by a Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

5. The following replaces "Distribution and Service Fees." under "Sales Charges":

Distribution and Service Fees. Class A, Class B and Class C shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates financial intermediaries on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, financial intermediaries also receive 0.75% of the value of Class C shares in annual distribution fees. Class B and Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.30% of average daily net assets annually. After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter financial intermediaries generally receive a 0.25% service fee annually based on the value of shares sold by such dealers for shareholder servicing performed by such financial intermediaries. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

May 2, 2011	5111-5/11	ASCGCPS